UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

A-MARK PRECIOUS METALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Ave, Suite 6300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As discussed below under Item 5.07, on October 27, 2022, at the 2022 Annual Meeting of Stockholders (the "Annual Meeting") of A-Mark Precious Metals, Inc. ("A-Mark" or the "Company"), our stockholders approved the amended and restated A-Mark Precious Metals, Inc. 2014 Stock Award and Incentive Plan (the “Plan”). The material terms of the Plan are summarized on pages 37 through 44 of our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 16, 2022, which description is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 27, 2022, the Board of Directors of A-Mark adopted an amendment to Article 5 of A-Mark’s Bylaws. The amendment clarifies that mandatory indemnification of an A-Mark officer will be provided for claims arising by reason of the officer serving at the request of A-Mark as a director, member of the governing body, general partner, member, or agent or fiduciary of, or in any other capacity for, another corporation or entity (including an employee benefit plan), in addition to indemnification for such service as an officer, employee or agent of another entity as already provided for in Section 5.1. The amendment also (i) clarifies that Article 5 does not operate to limit indemnification provided under A-Mark’s Certificate of Incorporation, (ii) specifies that officers covered by Article 5’s indemnification are those officers identified in or designated by the Board under Section 3.1 of the Bylaws and (iii) replaces a reference to a “Covered Person” with the defined term “Indemnified Person.”

The full text of the amended Bylaws is set forth in Exhibit 3.2 to this report and is incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting

The Annual Meeting was held on October 27, 2022 in a virtual-only format. Of the 23,383,221 shares of common stock outstanding as of the record date of September 2, 2022 and entitled to vote, 17,827,596 shares, or 76.24%, were present in-person virtually or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders: (1) approved the election of all of the nominees as directors, to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal; (2) on an advisory basis, approved the fiscal year 2022 compensation of the named executive officers of the Company; (3) approved the Plan to increase the shares authorized for issuance, extend the Plan term to 2032, and eliminate provisions made obsolete by U.S. tax law changes; and (4) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2023.

The results of the voting on the matters submitted to the stockholders were as follows:

1) Election of Directors:

Nominee	For	Withheld	Broker Non-Votes	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
1. Jeffrey D. Benjamin	14,487,752	48,720	3,291,124	62.0%	99.7%
2. Ellis Landau	14,489,751	46,721	3,291,124	62.0%	99.7%
3. Beverley Lepine	14,408,799	127,673	3,291,124	61.6%	99.1%
4. Carol Meltzer	14,360,560	175,912	3,291,124	61.4%	98.8%
5. John U. Moorhead	14,402,245	134,227	3,291,124	61.6%	99.1%
6. Jess M. Ravich	14,037,253	499,219	3,291,124	60.0%	96.6%
7. Gregory N. Roberts	14,413,072	123,400	3,291,124	61.6%	99.2%
8. Monique Sanchez	14,408,724	127,748	3,291,124	61.6%	99.1%
9. Kendall Saville	14,492,681	43,791	3,291,124	62.0%	99.7%
10. Michael R. Wittmeyer	14,492,404	44,068	3,291,124	62.0%	99.7%

2) Advisory Vote on Fiscal Year 2022 Compensation of the Named Executive Officers:

For	Against	Abstain	Broker Non-Votes	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
14,088,070	393,826	54,576	3,291,124	60.2%	96.9%

3) Approval of the Amended and Restated 2014 Stock Award and Incentive Plan to increase the shares authorized for issuance, extend the Plan term to 2032 and eliminate provisions made obsolete by U.S. tax law changes:

For	Against	Abstain	Broker Non-Votes	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
12,587,416	1,894,577	54,479	3,291,124	53.8%	86.6%

4) Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2023:

For	Against	Abstain	Broker Non-Votes	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
17,803,126	8,484	15,986	--	76.1%	99.9%

Item 8.01. Other Events.

Appointment of Committee Members and Officers

On October 27, 2022, the Board of Directors of the Company appointed the following persons to the committees of the Board of Directors:

Audit Committee

Ellis Landau, Chairman

Beverley Lepine

Monique Sanchez

Kendall Saville

Compensation Committee

John U. Moorhead, Chairman

Ellis Landau

Jess M. Ravich

Nominating and Corporate Governance Committee

Jess M. Ravich, Chairman

Beverley Lepine

John U. Moorhead

Monique Sanchez

The Board of Directors also appointed the following officers to the positions set forth below opposite their respective names:

Officer	Position
Jeffrey D. Benjamin	Chairman of the Board
Gregory N. Roberts	Chief Executive Officer
Thor Gjerdrum	President
Kathleen Simpson-Taylor	Chief Financial Officer, Executive Vice President and Assistant Secretary
Brian Aquilino	Chief Operating Officer
Carol Meltzer	General Counsel, Executive Vice President and Secretary

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.2	Bylaws, as Amended and Restated on October 27, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-MARK PRECIOUS METALS, INC.

Date:	October 31, 2022	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary